Exhibit 99.1

LogMeIn, Inc. Announces Expiration of “Go-Shop” Period and Details Regarding the Special Meeting of Stockholders

Boston, February 3, 2020 – LogMeIn, Inc. (Nasdaq: LOGM), a leading provider of cloud-based connectivity, today announced the expiration of a 45-day “go-shop” period under the terms of the previously announced definitive agreement in which LogMeIn will be acquired in a transaction led by affiliates of Francisco Partners, a leading technology-focused global private equity firm, and Evergreen Coast Capital Corporation, the private equity affiliate of Elliott Management Corporation, for $86.05 per share in cash. The go-shop period expired at 11:59 p.m. (Eastern Time) on January 31, 2020.

At the direction of LogMeIn’s Board of Directors, during the go-shop period, LogMeIn and its financial advisors solicited and responded to inquiries relating to the proposed merger and alternative acquisition proposals from fifty parties.

Three of these parties executed non-disclosure agreements with LogMeIn, were offered access to members of LogMeIn’s senior management and were provided access to non-public information regarding LogMeIn.

No alternative acquisition proposals were received by LogMeIn during the go-shop period.

Following the expiration of the go-shop period, LogMeIn became subject to customary no-shop restrictions that limit its and its representatives’ ability to solicit alternative acquisition proposals from third parties, subject to customary “fiduciary out” provisions.

The proposed merger is expected to close in mid-2020, subject to customary closing conditions, including the receipt of stockholder and regulatory approvals.

Special Meeting of Stockholders

The Company is also announcing that it has established a date of March 12, 2020 for its special meeting of stockholders (the “Special Meeting”), where LogMeIn stockholders of record as of February 4, 2020 (the “Record Date”) will, among other things, vote on a proposal to approve the previously announced Agreement and Plan of Merger, dated as of December 17, 2019, by and among LogMeIn, Logan Parent, LLC and Logan Merger Sub, Inc. The Special Meeting will take place at 9:00 a.m. (Eastern Time) at the offices of Latham & Watkins LLP, located at 200 Clarendon Street, 27th Floor Boston, MA 02116.

LogMeIn stockholders as of the close of business on the Record Date will be entitled to receive notice of, and vote at, the Special Meeting.

Additional information about the Special Meeting is included in the preliminary proxy statement, which was filed with the Securities and Exchange Commission (the “SEC”) on January 17, 2020, and will be included in the definitive proxy statement, which is expected to be filed with the SEC and mailed to stockholders of record in the coming weeks.

About LogMeIn, Inc.

LogMeIn, Inc. (NASDAQ: LOGM) simplifies how people connect with each other and the world around them to drive meaningful interactions, deepen relationships, and create better outcomes for individuals and businesses. One of the world’s top 10 public SaaS companies, and a market leader in unified communications and collaboration, identity and access management, and customer engagement and support solutions, LogMeIn has millions of customers spanning virtually every country across the globe. LogMeIn is headquartered in Boston, Massachusetts with additional locations in North America, South America, Europe, Asia and Australia.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LogMeIn, Inc. (the “Company”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. LogMeIn filed a preliminary proxy statement and related materials with the Securities and Exchange Commission (“SEC”), on January 17, 2020 and, when completed, it expects to file a definitive proxy statement with the SEC. The definitive proxy statement will be sent or given to stockholders of the Company in connection with a special meeting of the stockholders called to seek approval of the proposed transaction and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.logmeininc.com. In addition, the documents (when available) may be obtained free of charge by directing a request to InvestorRelations@LogMeIn.com.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the merger will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the merger will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the merger. Other information regarding these individuals may also be found in the proxy statement for the Company’s 2019 annual meeting of stockholders, which was filed with the SEC on April 12, 2019 (the “2019 Proxy Statement”). To the extent that holdings of the Company’s securities have changed since the amounts set forth in the 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the Company’s stockholders’ approval of the transaction; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the merger; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 21, 2019 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.logmeininc.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contact Information:

Investors

Rob Bradley

LogMeIn, Inc.

781-897-1301

Rob.Bradley@LogMeIn.com

Press

Craig VerColen

LogMeIn, Inc.

781-897-0696

Press@LogMeIn.com

Francisco Partners

John Moore

215-657-4971

press@franciscopartners.com

Elliott and Evergreen

Stephen Spruiell

212-478-2017

sspruiell@elliottmgmt.com